EXHIBIT 1

PRINCIPAL OFFICERS AND DIRECTORS OF THE
HILLMAN COMPANY, ALL OF WHOM ARE U.S. CITIZENS

Name and Address                        Title

Henry L. Hillman              Chairman of the Board, Chairman of
2000 Grant Building                Executive Committee and Director
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette                      Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner            President, Chief Executive Officer
2000 Grant Building                and Director
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III       Vice President, Secretary, General
1900 Grant Building                Counsel and Director
Pittsburgh, Pennsylvania 15219

Anthony J. Burlando                Vice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. Philp                Vice President - Human Resources
2000 Grant Building                and Administration
Pittsburgh, Pennsylvania 15219

John W. Hall                  Vice President - Accounting and
1800 Grant Building                Information Services
Pittsburgh, Pennsylvania 15219

Timothy O. Fisher             Vice President and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Bruce I. Crocker              Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthy             Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy P. Hall               Vice President
2000 Grant Building
Pittsburgh, PA 15219

Joseph C. Manzinger                Vice President and Director
2000 Grant Building
Pittsburgh, PA 15219

Maurice J. White              Vice President, Shareholder Services
1800 Grant Building
Pittsburgh, PA 15219

Eric C. Johnson               Vice President, Chief Financial
2000 Grant Building                Officer, Treasurer and Director
Pittsburgh, Pennsylvania 15219

D. Richard Roesch             Assistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk            Assistant Secretary and
2000 Grant Building                Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley              Vice President, Associate General
1900 Grant Building                Counsel and Assistant Secretary
Pittsburgh, Pennsylvania 15219

Cornel Conley            Controller - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. Poljak                Controller - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Anthony J. Strazisar               Controller - Reporting and Analysis
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Edward F. Kolano              Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie H. Hillman              Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Juliet Hillman Simonds        Director
2000 Grant Building
Pittsburgh, PA 15219


PRINCIPAL OFFICERS AND DIRECTORS OF WILMINGTON
INVESTMENTS, INC., ALL OF WHOM ARE U.S. CITIZENS

Andrew H. McQuarrie           Vice President, Chief Financial Officer,
824 Market Street, Suite 900       Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini               Senior Vice President and Director
100 South Road
Wilmington, Delaware19809

Richard H. Brown              Assistant Vice President and
824 Market Street, Suite 900       Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson               President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                Assistant Secretary and
824 Market Street, Suite 900       Assistant Treasurer
Wilmington, Delaware 19801

Wanda M. Cook            Vice President
824 Market Street, Suite 900
Wilmington, Delaware 19801

John W. Hall                  Senior Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley              Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Darlene Clarke                Director
4911 Birch Circle
Wilmington, Delaware 19808


PRINCIPAL OFFICERS AND DIRECTORS OF WILMINGTON
EQUITIES, INC., ALL OF WHOM ARE U.S. CITIZENS

Andrew H. McQuarrie           President and Director
824 Market Street, Suite 900
Wilmington, Delaware 19801

Lario M. Marini               Senior Vice President and Director
100 South Road
Wilmington, Delaware19809

Richard H. Brown              Assistant Vice President and
824 Market Street, Suite 900       Assistant Secretary
Wilmington, Delaware 19801

Marian F. Dietrich            Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                Assistant Secretary and
824 Market Street, Suite 900       Assistant Treasurer
Wilmington, Delaware 19801

Wanda M. Cook            Vice President and Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                Director
4911 Birch Circle
Wilmington, Delaware 19808


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON SECURITIES, INC., ALL OF WHOM ARE
U.S. CITIZENS

Andrew H. McQuarrie           President and Director
824 Market Street, Suite 900
Wilmington, Delaware 19801

Lario M. Marini               Senior Vice President and Director
100 South Road
Wilmington, Delaware19809

Richard H. Brown                        Assistant Vice President and
824 Market Street, Suite 900       Assistant Secretary
Wilmington, Delaware 19801

Jody B. Cosner                Assistant Secretary and
824 Market Street, Suite 900       Assistant Treasurer
Wilmington, Delaware 19801

Darlene Clarke                Director
4911 Birch Circle
Wilmington, Delaware 19808

Wanda M. Cook            Vice President and Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Marian F. Dietrich            Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219


TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A DATED
NOVEMBER 18, 1985, ALL OF WHOM ARE U.S. CITIZENS

Henry L. Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie Hilliard Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219


TRUSTEES OF THE JLHS 1976 TRUST DATED
12/30/76, THE AHF 1976 TRUST DATED 12/30/76,
THE HLH 1976 TRUST DATED 12/30/76 AND
THE WTH 1976 TRUST DATED 12/30/76, ALL OF
WHOM ARE U.S. CITIZENS

L. M. Wagner
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219